Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.0791%



        Excess Protection Level
          3 Month Average   4.67%
            May, 1997   4.42%
            April, 1997   3.74%
            March, 1997   5.83%


        Cash Yield                                  17.28%


        Investor Charge Offs                         4.53%


        Base Rate                                    8.33%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $27,132,480,390.99


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,186,442,872.50